Peter K. Blume
                                                Direct Dial 412 394 7762
                                                Email: pblume@thorpreed.com


                                                October 18, 1999
Anchor Gold & Currency Trust
579 Pleasant Street, Suite 4
Paxton, Massachusetts  01612

Re:   Registration Statement on Form N-1A

Gentlemen:

We have represented Anchor Gold and Currency Trust (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dateD April 10, 1986, as amended and restated on September 3, 1986 and October 18, 1999 (the "Declaration of Trust"), in connection with the filing on the date hereof of a Registration Statement on Form N-1A (as amended, the "Registration Statement"), in order to register under the Securities Act of 1933, as amended, an indefinite number of the Trust's shares of beneficial interest without par value (the "Shares").

We have made such investigations and have relied upon originals or copies, certified or otherwise identified to our satisfaction, of such records, instruments, certificates, memoranda and other documents as we have deemed necessary or advisable for the purposes of this opinion. In that examination, we have assumed the genuiness of all signatures, the authenticity of all documents purporting to be originals, and the conformity to the originals of all documents purporting to be copies. As to various questions of fact material to our opinion, we have relied on statements and certificates of officers and representatives of the Trust and others.

On the basis of the foregoing, we are of the opinion that: (1) the Trust is duly organized and validly existing as an unincorporated business trust in good standing under the laws of the Commonwealth of Massachusetts; and (2) the Shares, when issued in accordance with the Declaration of Trust, and when duly sold, issued and paid for in accordance with the terms of the Prospectus included as part of the Registration Statement, will be validly and legally issued and will be fully paid and nonassessable. For purposes of this letter, we express no opinion as to compliance with the Securities Act of 1933, as amended, applicable state laws regulating the sale of securities, or the Investment Company Act of 1940, as amended.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus included as part of the Registration Statement.



                                Very truly yours,



                                /s/ Thorp Reed & Armstrong, LLP


PKB/tmm



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